UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2012

EAGLE BANCORP MONTANA, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-34682	27-1449820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Prospect Avenue	59601
Helena, Montana	(Zip Code)
(Address of Principal Executive Offices)

(406) 442-3080
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2012 Annual Meeting of Shareholders of Eagle Bancorp Montana, Inc. held on October 18, 2012, two proposals were submitted to and approved by the shareholders.  Of 3,878,971 shares outstanding and entitled to vote at our Annual Meeting, 3,549,549 were present in person or by proxy.  The proposals are described in detail in the Company’s Proxy Statement.  The following is a summary of the voting results for each matter presented to the shareholders.

Proposal 1

Election of Directors:	Votes For	Votes Withheld

Thomas J. McCarvel	1,965,206	22,036
James A. Maierle	1,965,906	21,336

Proposal 2

	Votes For	Votes Against	Abstentions

Ratification of Davis Kinard & Co., P.C.
as independent registered public accountants	3,536,674	1,960	10,915

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eagle Bancorp Montana, Inc.

By:	/s/ Clint J. Morrison
Clint J. Morrison
Senior Vice President & CFO

Date:  October 22, 2012